Exhibit 99.1

QXO Appoints Ken West as President and Chief Operating Officer

GREENWICH, Conn. — August 24, 2026 — QXO, Inc. (NYSE: QXO), today announced the appointment of Ken West as President and Chief Operating Officer, effective September 1, 2026. West will report to Chief Executive Officer Brad Jacobs and be responsible for QXO’s day-to-day operations.

West brings an extensive track record of high-impact operational leadership and driving major business transformations. He joins QXO from Honeywell Technologies, where he most recently served as President and Chief Executive Officer of Honeywell Process Technology, which holds the leading global position in process technology. West has more than 20 years of experience leading large, complex industrial businesses across operations, strategy, finance, and integration. He was responsible for the acquisition of Johnson Matthey’s Catalyst Technologies business and spearheaded its integration.

Brad Jacobs, Chairman and Chief Executive Officer of QXO, said, “Ken is an exceptional operator with the executional rigor to lead QXO’s operations. He has demonstrated an ability to achieve outstanding results across a number of industrial businesses. His leadership will be instrumental as we look to scale our platform and deliver outsized shareholder value.”

“I’m excited to join QXO at this pivotal moment in its growth,” West said. “We have an extraordinary opportunity to build the preeminent company in the building products industry, and I’m eager to help transform the QXO team's bold vision into reality.”

West joined Honeywell in 2018 and rose to lead three major business segments within six years. Prior to leading Honeywell Process Technology, he served as President and Chief Executive Officer of the company’s Energy and Sustainability Solutions segment, President and Chief Executive Officer of Honeywell UOP, and President of Honeywell Advanced Materials. In his most recent role, West helped shape Process Technology into a more growth-oriented business, including the spin-off of the independent company now known as Solstice Advanced Materials. He also led the acquisition of Sundyne and oversaw its integration with Honeywell’s automation and digital platforms.

Before Honeywell, West spent 13 years at PPG Industries, where he served as Global Vice President of Packaging Coatings and held leadership roles in operations, integration, corporate planning, and finance. During his tenure, West led the integration of AkzoNobel Architectural Coatings North America, establishing PPG as the world’s largest coatings company.

West earned an MBA from Carnegie Mellon University’s Tepper School of Business and a bachelor’s degree in mechanical engineering from Purdue University.

About QXO

QXO is a leading distributor and installer of building products serving an $800 billion market. The Company’s mission is to modernize the building products industry through advanced technology and a best-in-class customer experience. QXO is North America’s largest distributor and installer of insulation, the second-largest distributor of roofing products, the second-largest publicly traded distributor of lumber and building materials, and the largest distributor of waterproofing products. The Company is targeting $50 billion in annual revenue within the decade through accretive acquisitions and organic growth. For more information, visit QXO.com.

Cautionary Statement Regarding Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following:

•	an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;
•	changes in supplier pricing, demand or vendor rebates adversely affecting our income and gross margins;
•	our inability to identify potential acquisition targets, successfully complete acquisitions on acceptable terms, or successfully integrate acquired businesses into our operations;
•	the possibility that our cost and revenue initiatives to enhance efficiencies and drive organic growth may not be effective;
•	risks related to maintaining our safety record;
•	liability exposure due to the nature and breadth of our installation services operations, including from construction defect and warranty claims;
•	risks related to the identification of new products, product quality or performance issues from third-party manufacturers and suppliers;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•	risks related to fragmentation in our industry and the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry;
•	seasonality, weather-related conditions and natural disasters;
•	risks related to the effective development and proper functioning of our information technology systems, including from cybersecurity threats, artificial intelligence use, and digital transformation initiatives;
•	risks relating to our ability to attract and retain key talent, work stoppages, union negotiations, labor disputes or other labor force matters;
•	our dependence on Brad Jacobs as chairman and chief executive officer and the impact of the loss of Mr. Jacobs in these roles;
•	the risk that Mr. Jacobs’ past performance may not be representative of future results;
•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”), Kodiak Building Partners, Inc. (the “Kodiak Acquisition”), TopBuild Corp. (the “TopBuild Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;
•	the effect of the Beacon Acquisition, Kodiak Acquisition, and TopBuild Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;
•	risks that our rebranding initiatives following the TopBuild Acquisition may not achieve their intended benefits;
•	risks related to our obligations under the indebtedness we incurred in connection with the Beacon Acquisition and TopBuild Acquisition;
•	the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock or the impact of dividend payments or liquidation preferences from preferred stock that remains outstanding;
•	challenges raising additional equity or debt capital and the effects that raising such capital may have on the Company and its business;
•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	the development of alternatives to distributors in the supply chain and competitive pricing pressure from customers;
•	changes in building codes and consumer preferences that could affect our ability to market our service offerings;
•	risks associated with periodic litigation, regulatory proceedings and enforcement actions;
•	the impact of legislative, regulatory, economic, competitive and technological changes;
•	risks related to insurance and bonding, including the use of a wholly-owned insurance captive to manage risks;
•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements except to the extent required by law.

QXO Contacts:

Media
Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investors
Mark Manduca
mark.manduca@qxo.com
203-321-3889